SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): January 15, 2002
                                                              (January 15, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                       0-10592                                  14-1630287
      (Commission File Number)              (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

  TrustCo Bank Corp NY


  Item 5.        Other Events

                 On January 15, 2002, TrustCo Bank Corp NY ("TrustCo") issued two press releases with year to date and fourth quarter

                 results for the period ending December 31, 2001. Attached is a copy of each press release labeled as Exhibits 99(a) and

                 99(b).




  Item 7         (c) Exhibits


                  Reg S-K Exhibit No.     Description
                          99(a)           Highlights  Press Release of January
                                          15, 2002, for the period ending
                                          December 31, 2001, regarding  year
                                          to date and fourth quarter results.

                          99(b) Press Release of January 15, 2002, for the period ending December 31, 2001, regarding year to date and fourth quarter results.








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














































                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


  Dated:   January 15, 2002

                                           TrustCo Bank Corp NY
                                           (Registrant)


                                            By:/s/ Robert T. Cushing
                                            Robert T. Cushing
                                            Vice President and
                                            Chief Financial Officer

                                 Exhibits Index


  The following exhibits are filed herewith:


  Reg S-K Exhibit No.        Description                              Page
  ------------------         ----------------------------         ----------
       99(a)                 Highlights Press Release                   5
                             of January 15, 2002, for the
                             period ending December 31, 2001,
                             regarding year to date and
                             fourth quarter results.

       99(b)                 Press Release of January  15,
                             2002, for the period ending
                             December  31, 2001,  regarding
                             year  to date  and  fourth
                             quarter results.

  TRUSTCO                                                         Exhibit 99(a)
  Bank Corp NY                                      News Release
----------------------------------------------------------------
  5 Sarnowski Drive, Glenville, New York, 12302
  (518) 377-3311 Fax: (518) 381-3668


                       Robert Leonard
                       Vice President
                       518-381-3693

  FOR IMMEDIATE RELEASE: Glenville, New York - January 15, 2002

  TrustCo Bank Corp NY
  (dollars in thousands, except per share data)
                                          12/01                     12/00
  Three Months Ended December 31:
         Net Income              $       10,949                   10,174
         Provision for Loan Losses        1,575                    1,554

  Average Equivalent Shares Outstanding:
         Basic                       71,288,000                  70,625,000
         Diluted                     73,877,000                  73,140,000

         Net Income per Share:
         Basic                  $         0.154                       0.144
         Diluted                          0.148                       0.139
  Twelve Months Ended December 31:
         Net Income                $     45,510                      41,702
         Provision for Loan Losses        4,940                       4,114

  Average Equivalent Shares Outstanding:
         Basic                       71,154,000                  70,693,000
         Diluted                     73,673,000                  73,043,000

         Net Income per Share:
         Basic                $           0.640                       0.590
         Diluted                          0.618                       0.571

  Period End:
  Total Assets                        2,578,621                   2,456,198
  Total Nonperforming Loans               7,050                      11,661
  Total Nonperforming Assets              7,653                      13,572
  Allowance for Loan Losses              57,203                      56,298
  Allowance as a Percentage
  of Total Loans                           3.67%                       3.82%

  Note: All share and per share information is adjusted for the 15% stock split declared August, 2001.

  TRUSTCO                                                         Exhibit 99(b)
  Bank Corp NY                                     News Release
----------------------------------------------------------------
  5 Sarnowski Drive, Glenville, New York, 12302
  (518) 377-3311 Fax: (518) 381-3668

  Subsidiaries:       Trustco Bank
                    Trustco Savings


                     Robert M. Leonard
                     Vice President
                     518-381-3693

  FOR IMMEDIATE RELEASE:

         TrustCo Announces Full Year and Fourth Quarter 2001 Results

  Glenville, New York - January 15, 2002

  TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced record results for 2001. Net income for the full year 2001 was $45.5 million, an increase of $ 3.8 million or 9.1% over net income of $41.7 million for 2000.
  Diluted earnings per share were $0.618 for 2001; an increase of 8.2 % compared to the $0.571 diluted earnings per share in 2000. Return on average equity and return on average assets were 25.31 % and 1.83% respectively for 2001 and 24.07 % and 1.76 % respectively for 2000.

  Net income for the fourth quarter of 2001 was $10.9 million, an increase of 7.6% from the $10.2 million reported in the fourth quarter of 2000. Diluted earnings per share were $0.148 for the quarter, or 6.5 % greater than the $0.139 per share reported in 2000's fourth quarter.
  Return on average equity and return on average assets for the fourth quarter were 23.81 % and 1.72 % respectively for 2001, compared to 23.38 % and 1.69% respectively for the fourth quarter of 2000.

  All per share results have been adjusted for the 15% stock split declared in 2001.

  Highlights
  Robert A. McCormick, TrustCo's Chairman, President, and Chief Executive Officer commented on the strong results for the quarter and full year of 2001. "The results for the fourth quarter and for all of 2001 are right on target with our plans for the year, and establish a strong foundation to move forward into the year 2002. We achieved a return on average equity of
  25.31 %, an increase in our net income of 9.1 % and an efficiency ratio of
  38.96 %. These results are the product of executing several initiatives at TrustCo to enhance net interest income, strengthen asset quality, and improve operating measurements."

  Full Year 2001 Results
  Net income for 2001 was $45.5 million, an increase of 9.1 % over the net income of $41.7 million in 2000. The increase in net income combined with TrustCo's capital management process resulted in a return on average equity of 25.31% for 2001.

  TrustCo's efficiency ratio for 2001 was 38.96%. Commenting on those results McCormick noted, "The delivery of high quality banking services at the lowest cost possible is the hallmark of this Company. Year after year we are rated among the most efficient bank's in the country. The results for 2001 are world-class."

  During 2001, TrustCo paid 84.58% of its net income to shareholders in the form of cash dividends. As Mr. McCormick noted, TrustCo's operating philosophy "is to return to our owners any excess capital that cannot be effectively utilized by the Company while at the same time maintaining adequate capital to qualify as a well-capitalized institution for regulatory purposes."

  Asset quality remains strong at TrustCo. The allowance for loan losses at December 31, 2001 was $57.2 million and represents 3.67% of loans outstanding. Non-performing assets were $7.7 million at year end 2001.

  Fourth Quarter Results
  Net income of $10.9 million for the fourth quarter of 2001 was 7.6% greater than the $10.2 million for the same period in 2000.Return on average equity for the fourth quarter was 23.81% for 2001, compared to 23.38% for 2000. The efficiency ratio for the quarter was 37.37% in 2001 compared to 39.63% in 2000. During the fourth quarter the provision for loan losses was $1.6 for both 2001 and 2000.

  TrustCo is a $2.6 billion bank holding company and through its subsidiaries, Trustco Bank, National Association, and Trustco Savings Bank, operates 56 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.23 billion in assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

  Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undo reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to:(1) credit risk,
  (2) interest rate risk,(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

  TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.

  TRUSTCO BANK CORP NY
  SCHENECTADY, NY


  (dollars in thousands, except per share data)
                                                                                    Three Months Ended
                                                                   12/31/2001           09/30/2001               12/31/2000
  Summary of operations
   Net interest income (TE)                                          $26,578              $25,422                  $25,255
   Provision for loan losses                                           1,575                  750                    1,554
   Net securities transactions                                           612                  696                       28
   Noninterest income                                                  5,375                5,312                    5,514
   Noninterest expense                                                13,749               12,363                   12,666
   Net income                                                         10,949               11,591                   10,174

  Per common share (1) Net income per share:
          - Basic                                                      0.154                0.163                    0.144
          - Diluted                                                    0.148                0.157                    0.139
   Cash dividends                                                      0.150                0.130                    0.130
   Tangible Book value at period end                                    2.88                 2.87                     2.77
   Market price at period end                                          12.57                11.95                    10.60

  At period end
   Full time equivalent employees                                        465                  479                      474
   Full service banking offices                                           56                   57                       55

  Performance ratios
   Return on average assets                                             1.72 %               1.83                     1.69
   Return on average equity (2)                                        23.81                25.44                    23.38
   Efficiency (3)                                                      37.37                39.03                    39.63
   Net interest spread (TE)                                             4.00                 3.81                     3.83
   Net interest margin (TE)                                             4.41                 4.27                     4.39
   Dividend payout ratio                                              97.63%               80.16%                    90.63

  Capital ratios at period end (4)
   Total equity to assets                                               7.20                 7.28                     7.20
   Tier 1 risk adjusted capital                                        13.58                13.45                    14.03
   Total risk adjusted capital                                         14.86                14.74                    15.32

  Asset quality analysis at period end
   Nonperforming loans to total loans                                  0.45%                0.49%                     0.79
   Nonperforming assets to total assets                                 0.30                 0.34                     0.55
   Allowance for loan losses to total loans                             3.67                 3.65                     3.82
   Coverage ratio (5)                                                    8.1 X                7.5 X                    4.8 X

  (1)  All share and per share information has been adjusted for  the 15% stock split declared August, 2001.
  (2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
  (3)   Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus
        noninterest income (excluding net securities transactions).
  (4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
  (5)  Calculated as allowance for loan losses divided by total nonperforming loans.
  TE = Taxable equivalent.


  FINANCIAL HIGHLIGHTS, Continued


                                                                                Twelve Months Ended
                                                                        12/31/2001           12/31/2000
  Summary of operations
   Net interest income (TE)                                               $102,416             $102,526
   Provision for loan losses                                                 4,940                4,114
   Net securities transactions                                               4,517               (4,985)
   Noninterest income                                                       21,285               21,351
   Noninterest expense                                                      51,313               47,767
   Net income                                                               45,510               41,702

  Per common share (1) Net income per share:
          - Basic                                                            0.640                0.590
          - Diluted                                                          0.618                0.571
   Cash dividends                                                            0.541                0.471
   Tangible Book value at period end                                          2.88                 2.77
   Market price at period end                                                12.57                10.60

  Performance ratios
   Return on average assets                                                   1.83 %               1.76
   Return on average equity (2)                                              25.31                24.07
   Efficiency (3)                                                            38.96                38.06
   Net interest spread (TE)                                                   3.83                 3.95
   Net interest margin (TE)                                                   4.31                 4.47
   Dividend payout ratio                                                    84.58%                79.78


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



  CONSOLIDATED BALANCE SHEETS
  (dollars in thousands)


                                                                                           12/31/2001           12/31/2000


  ASSETS

  Loans, net                                                                               $1,499,483            1,418,750
  Securities available for sale                                                               587,100              605,284
  Federal funds sold and other short-term investments                                         338,452              299,490
                                                                                   --------------------------------------------

     Total earning assets                                                                   2,425,035            2,323,524

  Cash and due from banks                                                                      60,121               45,956
  Bank premises and equipment                                                                  18,312               17,416
  Other assets                                                                                 75,153               69,302
                                                                                   --------------------------------------------

     Total assets                                                                          $2,578,621            2,456,198
                                                                                   ============================================

  LIABILITIES
  Deposits:
     Demand                                                                                  $195,390              191,260
     Interest-bearing checking                                                                295,514              277,543
     Savings                                                                                  649,081              588,595
     Money Market                                                                              75,620               56,917
     Certificates of deposit > $100 thou                                                      128,129              123,211
     Other time deposits                                                                      749,172              773,465
                                                                                   --------------------------------------------

       Total deposits                                                                       2,092,906            2,010,991

  Short-term borrowings                                                                       218,219              192,898
  Long-term debt                                                                                  624                  911
  Other liabilities                                                                            61,045               55,555
                                                                                   --------------------------------------------

     Total liabilities                                                                      2,372,794            2,260,355

  SHAREHOLDERS' EQUITY                                                                        205,827              195,843
                                                                                   --------------------------------------------

     Total liabilities and
       shareholders' equity                                                                $2,578,621            2,456,198
                                                                                   ============================================

  Number of common shares
  outstanding, in thousands                                                                    71,306               70,577


  CONSOLIDATED STATEMENTS OF INCOME
  (dollars in thousands, except per share data)

                                                                                       Three Months Ended
                                                                      12/31/2001           09/30/2001               12/31/2000

  Interest income
     Loans                                                               $29,618               29,963                   29,904
     Investments                                                           9,787                9,181                   10,734
     Federal funds sold and other short-term investments                   1,315                2,510                    3,690
                                                                  -------------------------------------------------------------

          Total interest income                                           40,720               41,654                   44,328

  Interest expense
     Deposits                                                             15,089               16,572                   17,679
     Borrowings                                                              935                1,476                    2,570
                                                                  -------------------------------------------------------------

          Total interest expense                                          16,024               18,048                   20,249
                                                                  -------------------------------------------------------------

          Net interest income                                             24,696               23,606                   24,079

  Provision for loan losses                                                1,575                  750                    1,554
                                                                  -------------------------------------------------------------

          Net interest income after
            provision for loan losses                                     23,121               22,856                   22,525

  Net securities transactions                                                612                  696                       28
  Noninterest income                                                       5,375                5,312                    5,514
  Noninterest expense                                                     13,749               12,363                   12,666
                                                                  -------------------------------------------------------------

  Income before income taxes                                              15,359               16,501                   15,401
  Income tax expense                                                       4,410                4,910                    5,227
                                                                  -------------------------------------------------------------

  Net income                                                             $10,949               11,591                   10,174
                                                                  =============================================================


  Net income per share:
          - Basic                                                         $0.154                0.163                    0.144
          - Diluted                                                       $0.148                0.157                    0.139

  Avg equivalent shares outstanding, in thousands:
          - Basic                                                         71,288               71,164                   70,625
          - Diluted                                                       73,877               73,659                   73,140
                                                                  =============================================================



  CONSOLIDATED STATEMENTS OF INCOME
  (dollars in thousands, except per share data)

                                                                                     Twelve Months Ended
                                                                                12/31/2001           12/31/2000

  Interest income
     Loans                                                                        $119,370              114,068
     Investments                                                                    38,441               44,631
     Federal funds sold and other short-term investments                            10,849               15,003
                                                                        ----------------------------------------

          Total interest income                                                    168,660              173,702

  Interest expense
     Deposits                                                                       66,063               66,946
     Borrowings                                                                      6,700                8,702
                                                                        ----------------------------------------

          Total interest expense                                                    72,763               75,648
                                                                        ----------------------------------------

          Net interest income                                                       95,897               98,054

  Provision for loan losses                                                          4,940                4,114
                                                                        ----------------------------------------

          Net interest income after
            provision for loan losses                                               90,957               93,940

  Net securities transactions                                                        4,517               (4,985)
  Noninterest income                                                                21,285               21,351
  Noninterest expense                                                               51,313               47,767
                                                                        ----------------------------------------

  Income before income taxes                                                        65,446               62,539
  Income tax expense                                                                19,936               20,837
                                                                        ----------------------------------------

  Net income                                                                       $45,510               41,702
                                                                        ========================================


  Net income per share:
          - Basic                                                                   $0.640                0.590
          - Diluted                                                                 $0.618                0.571

  Avg equivalent shares outstanding, in thousands:
          - Basic                                                                   71,154               70,693
          - Diluted                                                                 73,673               73,043

                                                                      ========================================



  CONSOLIDATED AVERAGE BALANCE SHEETS
  (in thousands)

                                                                                         Three Months Ended
                                                                        12/31/2001           09/30/2001               12/31/2000

  Total assets                                                            $2,532,314            2,508,747                2,398,221
  Shareholders' equity                                                       207,002              205,455                  184,754
  Total loans                                                              1,556,180            1,532,377                1,455,688
  Interest earning assets                                                  2,420,064            2,389,472                2,305,494
  Interest-bearing liabilities                                             2,083,476            2,072,348                1,982,662


                                                                               Twelve Months Ended
                                                                        12/31/2001           12/31/2000

  Total assets                                                            $2,488,169            2,372,926
  Shareholders' equity                                                       202,848              175,973
  Total loans                                                              1,518,768            1,395,414
  Interest earning assets                                                  2,376,359            2,292,094
  Interest-bearing liabilities                                             2,053,100            1,981,369


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